EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the “Company”) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on November 21, 2005 (the “Quarterly Report”), I, Diane D. Lapp, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2005	By /s/ Diane D. Lapp
Diane D. Lapp
Interim Chief Financial Officer